Tradr 2X Short TSLA Daily ETF

(Ticker Symbol: TSLQ)

Tradr 1.5X Short NVDA Daily ETF

(Ticker Symbol: NVDS)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 3, 2025, to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”).

On October 2, 2025, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Short TSLA Daily ETF and Tradr 1.5X Short NVDA Daily ETF (each, a “Fund”), a reverse split of the issued and outstanding shares of each Fund. After the close of trading on the Nasdaq Stock Market LLC (the “Exchange”) on October 20, 2025, each Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio
Tradr 2X Short TSLA Daily ETF	1-for-3
Tradr 1.5X Short NVDA Daily ETF	1-for-3

Shares of each Fund will begin trading on the Exchange on a split-adjusted basis on October 21, 2025.

As a result of the reverse share split, for every three shares of a Fund held by a shareholder prior to the split, the shareholder will receive one share with a net asset value (“NAV”) equal to three times the NAV of one share prior to the split. The reverse share split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical 1-for-3 reverse split (actual NAV, shares and total market value may vary):

1-for-3 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	75	$10	$750
Post-reverse split	25	$30	$750

The reverse share split may result in a shareholder holding a fractional share of a Fund. Because the Funds do not issue fractional shares, whether a shareholder holds a fractional share following the reverse split will depend on the policies of a shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of the Funds, the shareholder will receive an amount of cash equivalent to the value of a fraction of one share to which such shareholder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse share split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the reverse share split, shareholders may call the Funds at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.